Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties [Abstract]
Transactions with Related Parties
Note 17. Transactions with Related Parties

The Bank has entered into transactions with its directors, significant stockholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Aggregate 2011 and 2010 loan transactions with related parties were as follows:	2011	2010
Balance, beginning	$ 1,470,784	$ 1,853,079
Change in relationship	377,272	-
New loans	64,727	87,000
Repayments	(147,623)	(469,295)
Balance, ending	$ 1,765,160	$ 1,470,784